SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report - February 7, 1997


                      HEALTH FITNESS PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)


  Minnesota                       0-25064                        41-1580506
(State or other Jurisdiction   (Commission File                (IRS Employer
 of incorporation)                  Number)                 Identification No.)




                              3500 West 80th Street
                                    Suite 130
                          Minneapolis, Minnesota 55431
              (Address of principal executive offices and zip code)



                                 (612) 831-6830
              (Registrant's telephone number, including area code)





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ITEM 2.  Acquisition or Disposition of Assets

          On February 7, 1997, the Registrant's wholly-owned subsidiary Health Fitness Rehab, Inc. ("HFR") acquired substantially all of the assets (the "Assets") of Isernhagen & Associates, Inc. and Isernhagen Ltd., each a Minnesota corporation (collectively referred to as the "Isernhagen Companies") pursuant to an Agreement of Purchase and Sale between HFR and each of the Isernhagen Companies. The aggregate purchase price for the purchase of the Assets consisted of: (i) $1,000,000 cash paid at closing; (ii) $250,000 principal amount of Convertible Subordinated Promissory Notes of the Registrant payable May 7, 1998 with interest at 8% per annum and convertible at the option of the holders into Common Stock of the Registrant; (iii) shares of the Registrant's Common Stock to be issued on February 7, 1999 having a market value of $500,000, one-half of which will be forfeited if Dennis Isernhagen's employment with HFR is terminated for certain reasons prior to such issuance date and one-half of which will be forfeited if Susan Isernhagen's employment with HFR is terminated for certain reasons prior to such issuance date; and (iv) contingent "earn-out" payments with respect to each of the next five years payable in cash in an amount equal to 50% of the amount by which net income from operations of the purchased Assets exceeds 25% of the total revenues from the purchased Assets. The source of the $1,000,000 cash paid by the Registrant at closing was income from the Registrant's operations and the Registrant's credit facility with Norwest Bank Minnesota, N.A.

          In connection with the acquisition, HFR entered into employment agreements with Dennis and Susan Isernhagen pursuant to which each will (i) serve as an employee and officer of HFR until January 31, 2002, (ii) receive options to purchase 35,000 shares of the Registrant's Common Stock, which options shall expire ten years after the date of grant and shall, subject to acceleration in three installments upon HFR achieving certain earnings goals, become exercisable nine years after the date of grant, and (iii) receive a cash bonus with respect to each of the next five years based upon the net income of HFR's occupational health business.

          The   acquired   business  is  engaged  in   providing   comprehensive
          occupational health and rehabilitation programs and services.


Item 7.   Financial Statements and Exhibits

          (a) Financial Statements of Businesses Acquired. The financial statements of the Isernhagen Companies for the periods specified in Item 310(c) of Regulation S-B shall be filed by amendment of this Form 8-K not later than April 23, 1997 (60 days after the date that this Form 8-K is due).

          (b) Pro Forma Financial Information. The pro forma financial information required by Item 310(d) of Regulation S-B shall be filed by amendment of this Form 8-K not later than April 23, 1997 (60 days after the date that this Form 8- K is due).


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          (c)  Exhibits.

               2.1 Agreement of Purchase and Sale dated February 7, 1997 by and between Isernhagen & Associates, Inc. and Health Fitness Rehab, Inc.. Upon request of the Commission, the Registrant agrees to furnish a copy of any of the following exhibits and schedules to the Agreement and Purchase and Sale:

                    Exhibit A        - Bill of Sale
                    Exhibit B        - Furniture and Equipment
                    Exhibit C        - Assignment and Assumption Agreement
                    Exhibit D        - Consent to Use Name
                    Exhibit E        - Convertible Subordinated Promissory Note
                    Exhibit F        - Earn-Out Payments
                    Exhibit G        - Permits, Certificates, Etc.
                    Exhibit H        - Financial Statements
                    Exhibit I        - Real Estate Lease
                    Exhibit J        - Contracts, Agreements, Licenses, Etc.
                    Exhibit K        - Employment Agreements
                    Exhibit L        - List of Employees
                    Exhibit M        - Employee Benefit Plans
                    Exhibit N        - Patents, Trademarks, Etc.
                    Exhibit O        - Litigation; Disputes
                    Exhibit P        - Location of Business and Assets
                    Exhibit Q        - Registration Agreement
                    Schedule I       - Allocation of Purchase Price
                    Schedule II      - Calculation of Contingent Stock

               2.2 Agreement of Purchase and Sale dated February 7, 1997 by and between Isernhagen Ltd. and Health Fitness Rehab, Inc.. Upon request of the Commission, the Registrant agrees to furnish a copy of any of the following exhibits and schedules to the Agreement and Purchase and Sale:

                    Exhibit A        - Bill of Sale
                    Exhibit B        - Consent to Use Name
                    Exhibit C        - Convertible Subordinated Promissory Note
                    Exhibit D        - Earn-Out Payments
                    Exhibit E        - Permits, Certificates, Etc.
                    Exhibit F        - Financial Statements
                    Exhibit G        - Contracts, Agreements, Licenses, Etc.
                    Exhibit H        - Compensation Agreements
                    Exhibit I        - List of Employees
                    Exhibit J        - Employee Benefit Plans
                    Exhibit K        - Patents, Trademarks, Etc.
                    Exhibit L        - Litigation
                    Exhibit M        - Location of Business and Assets
                    Exhibit N        - Registration Agreement
                    Schedule I       - Allocation of Purchase Price
                    Schedule II      - Calculation of Contingent Stock




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTH FITNESS PHYSICAL THERAPY, INC.
                                    (Registrant)


Date:  February 21, 1997             By:  /s/ Don P. Cochran
                                          Don P. Cochran, Chief Financial
                                          Officer